UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: July 31, 2017
(Date of earliest event reported)

A. M. CASTLE & CO.
(Exact name of registrant as specified in its charter)

Maryland	1-5415	36-0879160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1420 Kensington Road, Suite 220 Oak Brook, IL 60523
(Address of principal executive offices)

Registrant's telephone number including area code: (847) 455-7111

Not Applicable
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 - Bankruptcy or Receivership
As previously disclosed, on June 18, 2017, the Company and four of its subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions for reorganization under chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) consistent with to the terms of a Restructuring Support Agreement dated April 6, 2017, as amended, by and among the Debtors and certain of their creditors (the “RSA”). The Debtors' chapter 11 cases are jointly administered under In re Keystone Tube Company, LLC, et al. (Case No. 17-11330 (LSS)). The four subsidiaries in the chapter 11 cases are Keystone Tube Company, LLC, HY-Alloy Steels Company, Keystone Services, Inc. and Total Plastics, Inc. Each of the Debtors continue to operate as debtors-in-possession under the jurisdiction of the Bankruptcy Court in accordance with the applicable provisions of the Bankruptcy Code.
The bankruptcy cases were commenced to effect a restructuring of the debt and equity of the Company under a chapter 11 plan of reorganization in accordance with the RSA.  Accordingly, as previously disclosed, in accordance with the RSA the Company filed, on June 18, 2017, the Debtors’ Prepackaged Joint Chapter 11 Plan of Reorganization with the Bankruptcy Court. On August 2, 2017, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming such plan, as amended (the “Amended Plan”). The effective date of the Amended Plan will occur as soon as all conditions precedent to the Amended Plan have been satisfied or waived in accordance with the terms of the Amended Plan, which the Company anticipates will take place on or about August 31, 2017 (the “Effective Date”).
The following is a summary of the material terms of the Amended Plan. This summary highlights only certain substantive provisions of the Plan and is not intended to be a complete description of the Amended Plan. This summary is qualified in its entirety by reference to the full text of the Plan and the Confirmation Order, which are attached to this Current Report on Form 8-K as Exhibits 2.1 and 99.1, respectively, and are incorporated herein by this reference. Defined terms not defined herein have the meaning set forth in the Amended Plan.
Summary of the Amended Plan
The material features of the Amended Plan are as follows:

•	providing a 100% recovery to allowed general unsecured claims and other allowed claims that are unimpaired under the Amended Plan;

•
deleveraging the Debtors’ balance sheet by (a) satisfying $112 million in Prepetition First Lien Secured Claims (as defined in the Amended Plan) through payment in full in cash from, among other things, the proceeds of a new asset-based loan facility, (b) satisfying $177 million in Prepetition Second Lien Secured Claims (as defined in the Amended Plan) through (i) the issuance of $111.875 million initial principal amount of new second lien convertible notes (the “New Notes”), (ii) $6.65 million in cash, and (iii) 65% of the new equity in the reorganized Company (subject to dilution as set forth in the Amended Plan), (c) satisfying $22.3 million in Prepetition Third Lien Secured Claims (as defined in the Amended Plan) through the (i) the issuance of $3.125 million initial principal amount of New Notes and (ii) 15% of the new equity in the reorganized Company (subject to dilution as set forth in the Amended Plan);

•	implementing a new exit financing facility - the New ABL Facility - in an amount up to $125 million to be provided to the reorganized Company by PNC Bank, National Association; and

•
extinguishing the existing Equity Interests in the Company, but providing to each holder of an issued and outstanding share of common stock, par value $0.01 per share, in the Company a pro rata share of 20% of the new equity in the reorganized Company (subject to dilution as set forth in the Amended Plan) as part of a settlement embodied in the Amended Plan if such Holders do not object to the Amended Plan and provide the releases set forth in the Amended Plan.

Share Information
As of August 1, 2017, the Company had 32,486,039 shares of common stock outstanding. Under the Amended Plan, the transfer ledgers for the Company’s common stock must be closed as of August 2, 2017 (the “Distribution Record Date”), and after the Distribution Record Date there can be no further changes in the holders of record of such shares. The Company and its transfer agent American Stock Transfer & Trust Company, LLC will not have any obligation to recognize the transfer of any shares of the Company’s outstanding common stock occurring after the Distribution Record Date and will be entitled instead to recognize and deal for all purposes under the Amended Plan with only those record holders stated on the transfer ledger as of the close of business on the Distribution Record Date.
By operation of the Amended Plan, as of the Effective Date:

•
All equity interests of the Company outstanding as of immediately before the Effective Date (including the Company’s common stock, warrants to purchase common stock, and unexercised awards under any pre-petition equity incentive compensation plan) will be canceled and extinguished.

•	The reorganized Company will amend its charter to provide for 200,000,000 authorized shares of new common stock, par value $.01 per share.

•
The reorganized Company will issue an aggregate original principal amount of up to $167,400,000 of New Notes, expected to be denominated “5.00% / 7.00% Convertible Senior Secured PIK Toggle Notes due 2022.”

•
The reorganized Company will issue an as-yet-undetermined number of shares of its new common stock. Of the shares issued as of the Effective Date, (a) 65% will be issued to the holders of Prepetition Second Lien Secured Claims (as defined by the Amended Plan) in partial satisfaction of their claims, (b) 15% will be issued to the holders of Prepetition Third Lien Secured Claims (as defined by the Amended Plan) in partial satisfaction of their claims, and (c) 20% will be issued to participating holders of the Company’s outstanding prepetition common stock as of the Distribution Record Date in partial satisfaction of their interests, in each case subject to dilution as set forth in the Amended Plan.

•
The reorganized Company will establish a reserve of shares of common stock and $2.4 million initial principal mount of New Notes in an aggregate amount equivalent to 10% of all shares of common stock outstanding as of the Effective Date on a fully diluted basis (other than on account of any dilution from shares of common stock issued upon conversion of New Money Notes, as defined in the Amended Plan, as adjusted in accordance with the Amended Plan). The reserve will be set aside for use in grants of awards to directors, officers, and key employees pursuant to the Management Incentive Plan discussed below.

•
The distribution of shares of common stock to participating holders of the Company’s outstanding prepetition common stock as of the Distribution Record Date is expected to be effected through the facilities of the Depository Trust Company (e.g., by means of book-entry exchange or other means available through DTC).

Management Incentive Plan
As part of the Amended Plan, the Company will establish the Management Incentive Plan, an incentive compensation plan which will, subject to certain terms and conditions, provide for the issuance of New Notes and shares of common stock of the reorganized Company to certain directors, officers and other key employees of the reorganized Debtors.
Post-Emergence Governance and Management
On the Effective Date, the current members of the board of directors of the Company (except for President and Chief Executive Officer Steven Scheinkman) will cease to be directors of the Company, and new members of the board of directors of the Company will be elected and take office (together with Steven Scheinkman, the “New Board”). The New Board will initially consist of five members. The five members of the New Board are expected to be Mr. Scheinkman, Jonathan Mellin, Jonathan Segal, Jacob Mercer, and Jeffrey A. Brodsky.
Certain Information Regarding Assets and Liabilities of the Company
Information regarding the assets and liabilities of the Debtors as of the most recent practicable date is hereby incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2017, filed with the Securities and Exchange Commission on May 15, 2017.
Item 7.01 - Regulation FD Disclosure.
On August 2, 2017, the Company issued a press release regarding the matters disclosed in Item 1.03 of this Current Report on Form 8-K. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by this reference.
The information included in this Form 8-K under Item 7.01 and Exhibit 99.2 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.
Item 8.01 - Other Events.
On July 31, 2017, A.M. Castle & Co., a Maryland corporation (the “Company”), acknowledged an extension by PNC Bank, National Association (“PNC”) of its Exit Facility Commitment Letter dated as of June 1, 2017. As previously announced, the Exit Facility Commitment Letter contemplates a $125 million senior secured, revolving credit facility for the Company, to be entered into upon the effective date of the Company’s pre-packaged chapter 11 plan of reorganization, as amended. The purpose of the extension was to continue the term of the Exit Facility Commitment Letter until August 31, 2017.

The Company cautions that trading in its securities during the pendency of the chapter 11 cases is highly speculative and poses substantial risks. If the restructuring contemplated by the Amended Plan is consummated, all existing equity interests of the Company, including common stock and any outstanding preferred stock, warrants or unexercised options, will be canceled and extinguished. Holders of the Company’s common stock will be entitled to distributions under the Amended Plan only if they are holders as of the Distribution Record Date established under the Amended Plan, and do not object to the Amended Plan or opt out of the releases provided in the Amended Plan.  In such case, each holder of the Company’s common stock entitled to any distribution under the Amended Plan will receive only such holder’s share of 20% of the Company’s common stock issued on the effective date of the Amended Plan on a pro rata basis as determined by, and subject to dilution as contemplated under, the Amended Plan.  Trading prices for the Company’s securities may not bear any substantive relationship to the probable outcome for security holders in the chapter 11 cases.
Trading in the Company’s common stock after August 2, 2017, the Distribution Record Date established under the Plan, is expected to be subject to restrictions. Pursuant to the Amended Plan, the stock transfer ledgers for the Company’s common stock will be closed on August 2, 2017, and after such date there will no further changes in the holders of record of such shares. The Company and its transfer agent American Stock Transfer & Trust Company, LLC will not have any obligation to recognize the transfer of any shares of the Company’s outstanding common stock occurring after August 2, 2017 and will be entitled instead to recognize and deal for all purposes under the Amended Plan with only those record holders stated on the transfer ledger as of the close of business on August 2, 2017.
Cautionary Note Regarding Forward-Looking Statements
Information provided and statements contained in this Current Report on Form 8-K or the Exhibits hereto that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements speak only as of the date of this report and the Company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy and the cost savings and other benefits that we expect to achieve from our restructuring. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “predict,” “plan,” "should," or similar expressions. These statements are not guarantees of performance or results, and they involve risks, uncertainties, and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. These factors include or relate to: our ability to timely conclude definitive documentation for, and to satisfy all conditions to the consummation of, any required exit financing, new notes indenture or other Amended Plan agreements; the effects of the filing of our chapter 11 cases on our business and the interests of various constituents; the bankruptcy court’s rulings in our chapter 11 cases, as well as the outcome of any such case in general; the length of time that we will operate under chapter 11 protection and the continued availability of operating capital during the pendency of our chapter 11 cases; risks associated with third party motions or objections in our chapter 11 cases, which may interfere with our ability to consummate a chapter 11 plan of reorganization; the potential adverse effects of our chapter 11 cases on our liquidity or results of operations; our ability to execute the Company’s business and financial reorganization plan; and increased advisory costs to execute our reorganization. Other factors include our ability to effectively manage our operational initiatives and restructuring activities, the impact of volatility of metals prices, the cyclical and seasonal aspects of our business, our ability to effectively manage inventory levels, our ability to successfully complete the remaining steps in our strategic refinancing process, and the impact of our substantial level of indebtedness, as well as including those risk factors identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and our Quarterly Report on Form 10-Q for the first quarter ended March 31, 2017. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future, to reflect the occurrence of unanticipated events or for any other reason.

Item 9.01 - Financial Statements and Exhibits

Exhibit Number	Description
2.1	Debtors' Amended Prepackaged Joint Chapter 11 Plan or Reorganization, dated July 25, 2017
99.1	Order Approving the Debtors' Disclosure Statement for, and Confirming, the Debtors' Amended Prepackaged Joint Chapter 11 Plan of Reorganization
99.2	Press release dated August 3, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

A.M Castle & Co.

	By:	/s/ Marec E. Edgar
August 3, 2017		Marec E. Edgar
Executive Vice President, General Counsel,
Secretary & Chief Administrative Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Debtors' Amended Prepackaged Joint Chapter 11 Plan or Reorganization, dated July 25, 2017
99.1	Order Approving the Debtors' Disclosure Statement for, and Confirming, the Debtors' Amended Prepackaged Joint Chapter 11 Plan of Reorganization
99.2	Press release dated August 3, 2017

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